UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

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☒	Soliciting Material under §240.14a-12

INTELIQUENT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following email was sent from Matthew Carter, Jr., President and Chief Executive Officer of Inteliquent, Inc. (“Inteliquent”) to Inteliquent employees on December 7, 2016:

December 7, 2016

Team -

I am writing to provide a further update regarding our progress with respect to Inteliquent’s entry into a definitive agreement, subject to shareholder approval, to be acquired by an affiliate of GTCR, a Chicago-based private equity firm, and merged with a subsidiary of Onvoy, a fast-growing communications enablement provider owned by GTCR.

With the passage of certain milestones, we can now begin the process of meeting with GTCR and Onvoy to begin integration planning.

The leadership team for the integration planning process will include John Bullock, John Schoder, Brett Scorza and me. We will be working with others on the Inteliquent leadership team, our counterparts at GTCR and Onvoy, and many of you, to lay the foundation for a successful integration process once the transaction has closed. We anticipate that an initial meeting among the integration leadership teams of Inteliquent, GTCR and Onvoy will commence soon, perhaps as early as this week.

On the regulatory approval front, I am pleased to report that we have received what commonly is referred to as an “early termination” notice from the Federal Trade Commission. This notice means that the waiting period under federal antitrust law – meaning the period during which we could not close the merger pending federal antitrust review – has ended.

I also am pleased to report that we have obtained our first state commission regulatory approval, in Louisiana. As I have mentioned previously, we have filed all needed applications for approval with the Federal Communications Commission and various state regulatory commissions. The timeline for the remaining approvals varies by jurisdiction.

The leadership team and I recognize the importance of sharing as much information as possible regarding the merger with all of you, particularly as the integration process begins to get underway. I want to reiterate my commitment to provide you all with timely and complete updates regarding this process to the greatest extent possible.

In the meantime, and as we proceed through the holiday season, please keep doing the great work you have been doing. Thank you again for all that you do to make Inteliquent successful.

Sincerely,

Matt

Important Information and Where to Find It

In connection with the proposed transaction contemplated by the Agreement and Plan of Merger, dated November 2, 2016, by and among the Company, Onvoy Igloo Merger Sub, Inc. and Onvoy, LLC (the “Merger Agreement”), the Company will file with the Securities and Exchange Commission (the “SEC”) and furnish to the Company’s stockholders a definitive proxy statement. The preliminary proxy statement was filed with the SEC on December 2, 2016. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE DEFINITIVE PROXY STATEMENT (IF ANY) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and stockholders may obtain a free copy of documents filed by the Company with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and stockholders may obtain a free copy of the Company’s filings with the SEC at the Company’s website at http://ir.inteliquent.com/sec.cfm or by directing a written request to: Inteliquent, Inc., 550 West Adams Street, Suite 900, Chicago, Illinois 60661, Attn: Investor Relations.

The Company and certain of its directors, executive officers, and certain other members of management and employees of the Company may be deemed to be participants in the solicitation of proxies from stockholders of the Company in favor of the proposed transaction. Information about directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2016 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 8, 2016. Additional information regarding these individuals and other persons who may be deemed to be participants in the solicitation of proxies, as well as any direct or indirect interests they may have in the proposed transaction, is included in the preliminary proxy statement and will be included in the definitive proxy statement with respect to the proposed transaction that the Company will file with the SEC and furnish to the Company’s stockholders.

Forward Looking Statements

Statements herein regarding the proposed transaction contemplated by the Merger Agreement, future financial and operating results, benefits and synergies of the transaction, future opportunities for the companies and any other statements about future expectations and the intent of any parties about future actions constitute “forward-looking statements” as defined in the federal securities laws. Forward-looking statements may be identified by words such as “believe,” “expects,” “anticipates,” “projects,” “intends,” “should,” “estimates” or similar expressions. Such statements are based upon current beliefs, expectations and assumptions and are subject to significant risks and uncertainties. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: (1) conditions to the closing of the transaction may not be satisfied; (2) the transaction may involve unexpected costs, liabilities or delays; (3) the business of the Company may suffer as a result of uncertainty surrounding the transaction; (4) the outcome of any legal proceedings related to the transaction; (5) the Company may be adversely affected by other economic, business, and/or competitive factors; (6) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (7) the ability to recognize benefits of the transaction; (8) risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; and (9) other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all. If the transaction is consummated, stockholders unaffiliated with the proposed transaction will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with statements that are included herein and in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2015, which are available on the SEC’s website at http://www.sec.gov. The Company believes these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. All written and oral forward-looking statements attributable to the Company, Onvoy or the Sponsors (as defined in the Merger Agreement) or persons acting on any of their behalf are qualified in their entirety by these cautionary statements. Further, forward-looking statements speak only as of the date they are made, and the Company, Onvoy and the Sponsors hereby disclaim any obligation to update or revise forward-looking statements as a result of developments occurring after the date hereof unless required by law. Past financial or operating performance are not necessarily reliable indicators of future performance and you should not use our historical performance to anticipate results or future period trends.